CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT





We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form SB-2 of our report dated February 13, 1997 relating to the financial statements of Compu-DAWN, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.




                                       /s/ Lazar, Levine & Company LLP
                                       -------------------------------
                                       LAZAR, LEVINE & COMPANY LLP





New York, New York
March 13, 1997